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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2001

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                        76-0291058
     (STATE OF INCORPORATION                              (I.R.S. EMPLOYER
         OR ORGANIZATION)                              IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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EXPLANATORY NOTE:

         This Form 8-K/A amends and supplements the Form 8-K of TEPPCO Partners, L.P. filed October 15, 2001, which was previously amended on Form 8-K/A filed November 9, 2001. The purpose of this Form 8-K/A is to file as an exhibit the consent of PricewaterhouseCoopers LLP with respect to the audited financial statements of Jonah Gas Gathering Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TEPPCO Partners, L.P.
                                    (Registrant)

                                    By: Texas Eastern Products Pipeline
                                        Company, LLC, General Partner

                                        /s/  JAMES C. RUTH
                                        ----------------------------------------
                                        Sr. Vice President, General
                                            Counsel and Secretary

Date: November 13, 2001



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
ITEM 7. STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED*

         (b) PRO FORMA FINANCIAL INFORMATION*

         (c) EXHIBITS:

             23.1    Consent of PricewaterhouseCoopers LLP**

             --------------

              *  Previously filed.
             **  Filed herewith.
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                                 EXHIBIT INDEX


  EXHIBIT NO.                    DESCRIPTION
  -----------                    -----------

     23.1            Consent of PricewaterhouseCoopers LLP